SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2005

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bestgate Road, Suite 100, Annapolis, Maryland 21401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 224-8770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On August 9, 2005, FTI Consulting, Inc. (“FTI”) announced that Brian Napper and Shelly Irvine, formerly with StoneTurn Group LLP, have joined FTI and will initiate its San Francisco Intellectual Property practice. A copy of the related Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1. In connection with Mr. Napper and Ms. Irvine joining FTI, on August 3, 2005, FTI acquired certain assets as of August 2, 2005, relating to their practice at StoneTurn. No financial terms are being disclosed.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits.

99.1    Press Release dated August 9, 2005, of FTI Consulting, Inc.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: August 10, 2005	By:	/s/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and
Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 9, 2005, of FTI Consulting, Inc.